                             LETTER OF TRANSMITTAL
                                  A.P.S., INC.
                             OFFER TO EXCHANGE ITS
                   11 7/8% SENIOR SUBORDINATED NOTES DUE 2006
               ("NEW NOTES") THAT HAVE BEEN REGISTERED UNDER THE
           SECURITIES ACT OF 1933 FOR ANY AND ALL OF ITS OUTSTANDING
         11 7/8% SENIOR SUBORDINATED NOTES DUE 2006 ("EXISTING NOTES")
                 PURSUANT TO THE PROSPECTUS DATED JUNE 13, 1996

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 PM., NEW YORK CITY TIME, ON JULY 18, 1996 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

                            TO: THE BANK OF NEW YORK

  BY REGISTERED OR CERTIFIED     FACSIMILE TRANSMISSION NUMBER:     BY HAND/OVERNIGHT DELIVERY:
             MAIL:
                                         (212) 571-3080
     The Bank of New York                                              The Bank of New York
    101 Barclay Street - 7E        (For Eligible Institutions           101 Barclay Street
   New York, New York 10286                   Only)                  New York, New York 10286
 Attn: Reorganization Section         Confirm by Telephone:          Corporate Trust Services
                                         (212) 815-2742                       Window
                                                                           Ground Level
                                      For Information Call:        Attn: Reorganization Section
                                         (212) 815-6333

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OR INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW
                            ------------------------

    List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate signed schedule affixed thereto.

DESCRIPTION OF EXISTING NOTES       (1)             (2)             (3)             (4)
                                                                                 PRINCIPAL
                                                                                   AMOUNT
                                                                                OF EXISTING
                                                                 PRINCIPAL         NOTES
                                                 AGGREGATE       AMOUNT OF      TENDERED IN
                                                 PRINCIPAL     EXISTING NOTES   EXCHANGE FOR
 NAME(S) AND ADDRESS(ES) OF                        AMOUNT       TENDERED IF     CERTIFICATED
    REGISTERED HOLDER(S)        CERTIFICATE     OF EXISTING      LESS THAN          NEW
 (PLEASE FILL IN, IF BLANK)      NUMBER(S)*        NOTES           ALL**          NOTES***

*   Need not be completed by book-entry holders.
**  Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal  amount represented by  such Existing Notes. Partial  tenders of Existing Notes may be made only if (i) the principal  amount tendered is equal to $1,000 or an  integral multiple  thereof and (ii) the  remaining untendered portion is  in a principal amount of
    $250,000 or any integral multiple of $1,000 in excess thereof.
*** Unless otherwise indicated, the holder will be deemed to have tendered Existing Notes  in exchange  for a beneficial interest in one  or more fully registered global certificates, which will  be  deposited  with, or  on  behalf  of, The  Depository  Trust  Company  and registered in the name of Cede & Co., its nominee.

    The undersigned acknowledges that he, she or it has received and reviewed the Prospectus, dated June 13, 1996 (the "Prospectus"), of A.P.S., Inc., a Delaware corporation (the "Company" or "APS"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $100,000,000 aggregate principal amount of its 11 7/8% Senior Subordinated Notes Due 2006 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its outstanding 11 7/8% Senior Subordinated Notes Due 2006 (the "Existing Notes").

    This Letter of Transmittal is to be used either if certificates of Existing Notes are to be forwarded herewith or if delivery of Existing Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer--How to Tender" and "The Exchange Offer--Exchanging Book-Entry Notes" in the Prospectus. Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

    Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--How to Tender." See Instruction 1.

    The undersigned must complete the appropriate boxes above and below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

/ /    CHECK  HERE  IF  TENDERED EXISTING  NOTES  ARE  BEING  DELIVERED  TO  THE
   EXCHANGE AGENT IN EXCHANGE FOR CERTIFICATED NEW NOTES.

    Unless the undersigned (i) has completed item (4) in the box entitled "Description of Existing Notes" and (ii) has checked the box above, the undersigned will be deemed to have tendered Existing Notes in exchange for a beneficial interest in one or more fully registered global securities, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global securities will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Description of the Notes--Form, Denomination and Book-Entry Procedures" as set forth in the Prospectus.

/ / CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution _______________ / / The Depository Trust Company Account Number ________________________________________________________________
Transaction Code Number ________________________________________________________

/ / CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name of Registered Holder(s) ___________________________________________________
Window Ticket Number (if any) __________________________________________________
Date of Execution of Notice of Guaranteed Delivery _____________________________ Name of Eligible Institution that Guaranteed Delivery __________________________

If delivered by book-entry transfer:
Account Number  ___________________ Transaction Code Number  ___________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO THAT ARE DISTRIBUTED DURING THE ONE-YEAR PERIOD FOLLOWING THE EXPIRATION DATE.
Name ___________________________________________________________________________
Address ________________________________________________________________________
Number of copies _______________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Exchange Agent as agent of the Company all right, title and interest in and to such Existing Notes as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as the agent and attorney in fact of the undersigned to cause the Existing Notes to be transferred and exchanged.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Existing Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Existing Notes, and that the Exchange Agent, as agent of the Company, will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Exchange Agent, as agent of the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, exchange, assignment and transfer of the Existing Notes tendered hereby.

    The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or a broker-dealer tendering Existing Notes acquired directly from the Company for its own account) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in and do not intend to engage in a distribution of New Notes and have no arrangement or understanding with any person to participate in a distribution of New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding with any person to participate in a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    By acceptance of the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

    The undersigned represents that (i) such holder is neither an "affiliate," as defined in Rule 405 under the Securities Act, of the Company nor a broker-dealer tendering Existing Notes acquired directly from the Company for its account or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (ii) the New Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of such holder's business.

    All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, personal representatives, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

    The undersigned understands that tenders of the Existing Notes pursuant to any one of the procedures described under "The Exchange Offer--How to Tender" as set forth in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

    The undersigned understands that if its Existing Notes are accepted for exchange, such holder will not receive accrued interest thereon on the date of exchange. Instead, interest accruing from the most recent date on which interest has been paid on the corresponding Existing Note, or, if no interest has been paid, from January 25, 1996, will be payable on the New Notes on the next scheduled interest payment date.

    The undersigned recognizes that unless the holder of Existing Notes (i) completes item (4) of the Box entitled "Description of Existing Notes" above and
(ii) checks the box entitled "Check here if tendered Existing Notes are being delivered to the Exchange Agent in exchange for certificated New Notes" above, such holder, when tendering such Existing Notes, will be deemed to have tendered such Existing Notes in exchange for a beneficial interest in one or more fully registered global securities, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global securities will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Description of the Notes--Form, Denomination and Book-Entry Procedures" in the Prospectus.

    The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer--Conditions," the Company may not be required to accept for exchange any of the Existing Notes tendered. Existing Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (COMPLETE ACCOMPANYING INTERNAL REVENUE SERVICE FORM W-9)
X _____________________________________    _____________________________________
X __    ________________________________________________________________________
        Date
(Signature(s) of Owner(s))
Area Code and Telephone Number _________________________________________________

If a holder is tendering any Existing Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 3.
Name(s) ________________________________________________________________________
________________________________________________________________________________
                             (Please Type or Print)
Capacity: ______________________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution: _______________________________________________________
                             (Authorized Signature)
________________________________________________________________________________
                                    (Title)
________________________________________________________________________________
                                 (Name of Firm)
Dated: _________________________________________________________________________

    IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR EXISTING NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND EXISTING NOTES; GUARANTEED DELIVERY PROCEDURE

    The Letter of Transmittal is to be used to forward, and must accompany, all certificates representing Existing Notes tendered pursuant to the Exchange Offer. Certificates representing the Existing Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at DTC) as well as a properly completed and duly executed copy of this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. Existing Notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof. Partial tenders of Existing Notes may be made only if (i) the principal amount tendered is equal to $1,000 or an integral multiple thereof and (ii) the remaining untendered portion is in a principal amount of $250,000 or any integral multiple of $1,000 in excess thereof.

    The method of delivery of this Letter of Transmittal, the Existing Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

    If a holder desires to tender Existing Notes and such holder's Existing Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Existing Notes (or a confirmation of book-entry transfer of Existing Notes into the Exchange Agent's account at DTC) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holders may nevertheless tender Existing Notes, if:

          (a) such tender is made by or through an Eligible Institution (as defined below);

          (b)  a  properly completed  and  duly executed  Notice  of  Guaranteed
    Delivery, in substantially the form provided by APS, is received by the Exchange Agent as provided below on or prior to the Expiration Date; and

        (c) the Existing Notes, in proper form for transfer (or confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at DTC as described above), together with a properly completed and duly executed Letter of Transmittal and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

2. WITHDRAWALS

    Any holder who had tendered Existing Notes may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth herein. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Notes to be withdrawn (the "Depositor"), (ii) (a) if the Existing Notes have been physically delivered to the Exchange Agent, identify the Existing Notes to be withdrawn (including the serial number and the principal amount), or (b) if the Existing Notes have been delivered pursuant to book-entry procedures, identify the name and number of the holder's account at DTC to be credited with such Existing Notes and (iii) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Existing Notes into the name of the person withdrawing the tender. If Existing Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Existing Notes or otherwise comply with DTC's procedures. See "The Exchange Offer--Withdrawal Rights" in the Prospectus.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

        If this Letter of Transmittal is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

    If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any Existing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

    The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Existing Notes surrendered for exchange pursuant hereto are tendered (i) by a registered holder of the Existing Notes or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP) (collectively, "Eligible Institutions"). If Existing Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Existing Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by, the registered holder with the signature thereon guaranteed by an Eligible Institution.

4. BACKUP FEDERAL INCOME TAX WITHHOLDING AND INTERNAL REVENUE SERVICE FORM W-9

    Under the federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Internal Revenue Service Form W-9 (the "IRS Form W-9") included with this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that
(i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part 1 of the IRS Form W-9 and sign and date the IRS Form W-9. If "Applied For" is written in Part 1, the Company (or the Paying Agent under the Indenture governing the New Notes) shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the IRS Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within sixty (60) days after the date of the IRS Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with its TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. An IRS Form

W-8 can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete the IRS Form W-9 if Existing Notes are registered in more than one name), consult the enclosed instructions to the IRS Form W-9.

    Failure to complete the IRS Form W-9 will not, by itself, cause Existing Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

5. TRANSFER TAXES

    The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Letter of Transmittal.

6. WAIVER OF CONDITIONS

    The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7. NO CONDITIONAL TENDERS

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

    Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

8. INADEQUATE SPACE

    If the space provided herein is inadequate, the aggregate principal amount of Existing Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

9. MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES

    Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

Form W-9                                                REQUEST FOR TAXPAYER                                       Give form to the
                                               IDENTIFICATION NUMBER AND CERTIFICATION                             requester. Do NOT
(Rev. March 1994)                                                                                                  send to the IRS.

Department of the Treasury
Internal Revenue Service
- ------------------------------------------------------------------------------------------------------------------------------------
                                                        PLEASE PRINT OR TYPE

     Name (If joint names, list first and circle the name of the person or entity whose number you enter in Part I below. SEE
     INSTRUCTIONS ON PAGE 2 IF YOUR NAME HAS CHANGED.)

     -------------------------------------------------------------------------------------------------------------------------------
     Business name (Sole proprietors see instructions on page 2.)

     -------------------------------------------------------------------------------------------------------------------------------
     Please check appropriate box: / / Individual/Sole proprietor     / / Corporation     / / Partnership     / / Other-->
                                                                                                                          ----------
     -------------------------------------------------------------------------------------------------------------------------------
     Address (number, street, and apt. or suite no.)                                      Requester's name and address (optional)

     ------------------------------------------------------------------------------------
     City, state, and ZIP code

     -------------------------------------------------------------------------------------------------------------------------------
PART I    TAXPAYER IDENTIFICATION NUMBER (TIN)                                            List account number(s) here (optional)
- -----------------------------------------------------------------------------------------
Enter your TIN in the appropriate box. For             ------------------------------
individuals, this is your social security number       SOCIAL SECURITY NUMBER
(SSN). For sole proprietors, see the instructions
on page 2. For other entities, it is your employer     ------------------------------
identification number (EIN). If you do not have                                            -----------------------------------------
a number, see HOW TO GET A TIN BELOW.                                OR                    PART II  FOR PAYEES EXEMPT FROM BACKUP
                                                                                                    WITHHOLDING (SEE PART II
                                                       ------------------------------               INSTRUCTIONS ON PAGE 2)
NOTE: IF THE ACCOUNT IS IN MORE THAN ONE NAME,         EMPLOYER IDENTIFICATION NUMBER      -----------------------------------------
SEE THE CHART  ON PAGE 2 FOR GUIDELINES ON WHOSE                                           -->
NUMBER TO ENTER.                                       ------------------------------      -----------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
PART III  CERTIFICATION
- ------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
   Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
   (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS.--You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the
Certification, but you must provide your correct TIN. (Also see PART III INSTRUCTIONS on page 2.)
- ------------------------------------------------------------------------------------------------------------------------------------
SIGN
HERE      SIGNATURE-->                                                          DATE-->
- ------------------------------------------------------------------------------------------------------------------------------------

                        [LOGO]

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

PURCHASE OF FORM.--A person who is required to file an information return with the IRS must get your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. Giving your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

NOTE: IF A REQUESTER GIVES YOU A FORM OTHER THAN A W-9 TO REQUEST YOUR TIN, YOU MUST USE THE REQUESTER'S FORM IF IT IS SUBSTANTIALLY SIMILAR TO THIS FORM W-9.

WHAT IS BACKUP WITHHOLDING?--Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

    If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

    1. You do not furnish your TIN to the requester, or

    2. The IRS tells the requester that you furnished an incorrect TIN, or

    3. The IRS tell you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

    4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

    5. You do not certify your TIN. See the Part III instructions for exceptions.

    Certain payees and payments are exempt from backup withholding and information reporting. See the Part II instructions and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9

HOW TO GET A TIN.--If you do not have a TIN, apply for one immediately. To apply, get FORM SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

    If you do not have a TIN, write "Applied For" in the space for the TIN in
Part I, sign and date the form and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

- --------------------------------------------------------------------------------
                                                            Form W-9 (Rev. 3-94)

Form W-9 (Rev. 3-94)                                                      Page 2
- --------------------------------------------------------------------------------

NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE SOON.

    AS SOON AS YOU RECEIVE YOUR TIN, COMPLETE ANOTHER FORM W-9, INCLUDE YOUR TIN, SIGN AND DATE THE FORM, AND GIVE IT TO THE REQUESTER.

PENALTIES

FAILURE TO FURNISH TIN.--If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS.--If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS
NAME.--If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

    SOLE PROPRIETOR.--You must enter your individual name. (Enter either your SSN or EIN in Part I.) You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

PART I--TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. Also see the chart on this page for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under HOW TO GET A TIN on page 1.

PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For a complete list of exempt payees, see the separate Instructions for the Requester of Form W-9.

    If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part I, write "Exempt" in Part II, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.

PART III--CERTIFICATION

For a joint account, only the person whose TIN is shown in Part I should sign.

    1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

    2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

    3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

    4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

    5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, OR IRA CONTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

FOR THIS TYPE OF ACCOUNT :            GIVE NAME AND SSN OF :
1.         Individual                 The individual
2.         Two or more individuals    The actual owner of the
           (joint account)            account or, if combined
                                      funds, the first
                                      individual on the
                                      account(1)
3.         Custodian account of a     The minor(2)
           minor (Uniform Gift to
           Minors Act)
4.         a. The usual revocable     The grantor-trustee(1)
              savings trust (grantor
              is also trustee)
           b. So-called trust         The actual owner(1)
              account that is not a
              legal or valid trust
              under state law
5.         Sole proprietorship.       The owner(3)
FOR THIS TYPE OF ACCOUNT :            GIVE NAME AND SSN OF:
6.         Sole proprietorship        The owner(3)
7.         A valid trust, estate, or  Legal entity(4)
           pension trust
8.         Corporate                  The corporation
9.         Association, club,         The organization
           religious, charitable,
           educational, or other
           tax-exempt organization
10.        Partnership                The partnership
11.        A broker or registered     The broker or nominee
           nominee
12.        Account with the           The public entity
           Department of Agriculture
           in the name of a public
           entity (such as a state
           or local government,
           school district, or
           prison) that receives
           agricultural program
           payments

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.